SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

THE MONY GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

The MONY Group Inc. sent the following information to stockholders on or about April 14, 2004.

ATTENTION: MONY POLICYHOLDERS/STOCKHOLDERS

YOUR VOTE IS REQUIRED

Our records indicate that you have not voted to approve MONY’s proposed merger with AXA Financial. Please understand that by not voting your proxy, you are effectively voting against the merger agreement and your right to receive cash for your shares. Remember:

•	You are both a policyholder and a stockholder of MONY, according to our records.

•	Your stock is a valuable asset. (Note: If you do not have a certificate for your shares, they are being held for your benefit by MONY’s transfer agent).

•	You will receive cash (merger consideration plus dividends) totaling approximately $31.33 to $31.35 per share for your stock, if the merger receives sufficient votes and is completed.

•	The merger and cash payment to you for your stock will not affect your insurance policy, and is likely to result in an upgrade of MONY’s financial strength ratings.

TO RECEIVE YOUR CASH PAYMENT

•	You should approve the merger by voting your proxy “FOR” (and the merger must be completed).

•	Your vote is important regardless of the number of shares you own.

CAPTURE THE VALUE OF YOUR MONY STOCK—

SIGN, DATE AND MAIL YOUR PROXY TODAY

NEED HELP?

If you need information with respect to your MONY stock ownership, have questions about the merger, or need assistance in voting your shares, you should contact D. F. King & Co., Inc., which is assisting us, Toll-Free at 1-800-488-8075.

A001

WHAT YOU SHOULD KNOW ABOUT MONY’S AMENDED MERGER AGREEMENT AND MAY 18 STOCKHOLDER MEETING

The MONY Group Inc. and AXA Financial, Inc. amended their merger agreement and MONY has scheduled a special meeting of stockholders on May 18, 2004 to approve the agreement. The accompanying proxy statement provides a full explanation, so please give it your careful attention.

Proposed Acquisition

•	Stockholder Vote. You are being asked to vote to approve an amended merger agreement pursuant to which MONY will be acquired by AXA Financial.

•	Increased Cash Payment. You will now receive cash payments (merger consideration and dividends) totaling approximately $31.33 to $31.35 for each of your MONY shares if the merger agreement is approved and consummated.

Board Recommendation

MONY’s Board of Directors, by unanimous vote and after careful consideration, recommends that MONY stockholders vote “FOR” the merger agreement.

Vote Required

Adoption of the merger agreement requires an approval by holders of a majority of the issued and outstanding shares of MONY common stock entitled to vote thereon. Every vote is important. A failure to vote, or an abstention from voting, will have the same effect as a vote against adoption of the merger agreement.

HOW TO VOTE

1.	By Proxy: Sign, date and promptly mail the enclosed proxy in the postage-paid envelope provided;

2.	By Internet: Please follow the simple instructions on your enclosed proxy or voting instruction form; or

3.	By Phone: Please follow the simple instructions on your enclosed proxy or voting instruction form.

You may also attend the Special Meeting and vote in person.

PLEASE VOTE TODAY

Important Legal Information

MONY has filed a revised definitive proxy statement and MONY intends to file other documents regarding the proposed acquisition of MONY by AXA Financial with the Securities and Exchange Commission (the “SEC”). Before making any voting or investment decisions, investors and security holders of MONY are urged to read the revised proxy statement regarding the acquisition, carefully in its entirety, because it contains important information about the proposed transaction. A revised definitive proxy statement has been sent to the stockholders of MONY seeking their approval of the transaction. Investors and security holders may obtain free copies of the revised definitive proxy statement, and other documents filed with, or furnished to, the SEC by AXA Financial and MONY at the SEC’s website at www.sec.gov. The revised definitive proxy statement and other documents may also be obtained for free from MONY and AXA Financial by writing to Shareholder Services, MONY, 1740 Broadway, New York, NY 10019; Attn. John MacLane (jmaclane@mony.com), or to AXA Financial, 1290 Avenue of the Americas, New York, NY 10104, Attn. Robert Walsh (Robert.Walsh@axa-financial.com).

ATTENTION: MONY STOCKHOLDERS

YOUR VOTE IS REQUIRED

Our records indicate that you have not voted to approve MONY’s proposed merger with AXA Financial. Please understand that by not voting your proxy, you are effectively voting against the merger agreement and your right to receive cash for your shares. Remember:

•	Your stock is a valuable asset. (Note: If you do not have a certificate for your shares, they are being held for your benefit by MONY’s transfer agent).

•	You will receive cash (merger consideration plus dividends) totaling approximately $31.33 to $31.35 per share for your stock, if the merger receives sufficient votes and is completed.

TO RECEIVE YOUR CASH PAYMENT

•	You should approve the merger by voting your proxy “FOR” (and the merger must be completed).

•	Your vote is important regardless of the number of shares you own.

CAPTURE THE VALUE OF YOUR MONY STOCK—

SIGN, DATE AND MAIL YOUR PROXY TODAY

NEED HELP?

If you need information with respect to your MONY stock ownership, have questions about the merger, or need assistance in voting your shares, you should contact D. F. King & Co., Inc., which is assisting us, Toll-Free at 1-800-488-8075.

B002

WHAT YOU SHOULD KNOW ABOUT MONY’S AMENDED MERGER AGREEMENT AND MAY 18 STOCKHOLDER MEETING

The MONY Group Inc. and AXA Financial, Inc. amended their merger agreement and MONY has scheduled a special meeting of stockholders on May 18, 2004 to approve the agreement. The accompanying proxy statement provides a full explanation, so please give it your careful attention.

Proposed Acquisition

•	Stockholder Vote. You are being asked to vote to approve an amended merger agreement pursuant to which MONY will be acquired by AXA Financial.

•	Increased Cash Payment. You will now receive cash payments (merger consideration and dividends) totaling approximately $31.33 to $31.35 for each of your MONY shares if the merger agreement is approved and consummated.

Board Recommendation

MONY’s Board of Directors, by unanimous vote and after careful consideration, recommends that MONY stockholders vote “FOR” the merger agreement.

Vote Required

Adoption of the merger agreement requires an approval by holders of a majority of the issued and outstanding shares of MONY common stock entitled to vote thereon. Every vote is important. A failure to vote, or an abstention from voting, will have the same effect as a vote against adoption of the merger agreement.

HOW TO VOTE

1.	By Proxy: Sign, date and promptly mail the enclosed proxy in the postage-paid envelope provided;

2.	By Internet: Please follow the simple instructions on your enclosed proxy or voting instruction form; or

3.	By Phone: Please follow the simple instructions on your enclosed proxy or voting instruction form.

You may also attend the Special Meeting and vote in person.

PLEASE VOTE TODAY

Important Legal Information

MONY has filed a revised definitive proxy statement and MONY intends to file other documents regarding the proposed acquisition of MONY by AXA Financial with the Securities and Exchange Commission (the “SEC”). Before making any voting or investment decisions, investors and security holders of MONY are urged to read the revised proxy statement regarding the acquisition, carefully in its entirety, because it contains important information about the proposed transaction. A revised definitive proxy statement has been sent to the stockholders of MONY seeking their approval of the transaction. Investors and security holders may obtain free copies of the revised definitive proxy statement, and other documents filed with, or furnished to, the SEC by AXA Financial and MONY at the SEC’s website at www.sec.gov. The revised definitive proxy statement and other documents may also be obtained for free from MONY and AXA Financial by writing to Shareholder Services, MONY, 1740 Broadway, New York, NY 10019; Attn. John MacLane (jmaclane@mony.com), or to AXA Financial, 1290 Avenue of the Americas, New York, NY 10104, Attn. Robert Walsh (Robert.Walsh@axa-financial.com).

ATTENTION: MONY POLICYHOLDERS/STOCKHOLDERS

YOUR VOTE IS REQUESTED

Our records indicate that you previously voted “FOR” the AXA Financial merger proposal. Thank you for your support. As you know, MONY’s special meeting has been rescheduled for May 18, 2004. To ensure that we have your latest dated proxy, we ask that you return the enclosed proxy promptly. Once you have completed, signed and returned the enclosed proxy, you need not vote again. Remember:

•	You are both a policyholder and a stockholder of MONY, according to our records.

•	Your stock is a valuable asset. (Note: If you do not have a certificate for your shares, they are being held for your benefit by MONY’s transfer agent).

•	You will receive cash (merger consideration plus dividends) totaling approximately $31.33 to $31.35 per share for your stock, if the merger receives sufficient votes and is completed.

•	The merger and cash payment to you for your stock will not affect your insurance policy, and is likely to result in an upgrade of MONY’s financial strength ratings.

TO RECEIVE YOUR CASH PAYMENT

•	You should approve the merger by voting your proxy “FOR” (and the merger must be completed).

•	Your vote is important regardless of the number of shares you own.

CAPTURE THE VALUE OF YOUR MONY STOCK—

SIGN, DATE AND MAIL YOUR PROXY TODAY

NEED HELP?

If you need information with respect to your MONY stock ownership, or if you have questions about the merger, including assistance in voting your shares, you should contact D. F. King & Co., Inc., which is assisting us, Toll-Free at 1-800-488-8075.

C003

WHAT YOU SHOULD KNOW ABOUT MONY’S AMENDED MERGER AGREEMENT AND MAY 18 STOCKHOLDER MEETING

The MONY Group Inc. and AXA Financial, Inc. amended their merger agreement and MONY has scheduled a special meeting of stockholders on May 18, 2004 to approve the agreement. The accompanying proxy statement provides a full explanation, so please give it your careful attention.

Proposed Acquisition

•	Stockholder Vote. You are being asked to vote to approve an amended merger agreement pursuant to which MONY will be acquired by AXA Financial.

•	Increased Cash Payment. You will now receive cash payments (merger consideration and dividends) totaling approximately $31.33 to $31.35 for each of your MONY shares if the merger agreement is approved and consummated.

Board Recommendation

MONY’s Board of Directors, by unanimous vote and after careful consideration, recommends that MONY stockholders vote “FOR” the merger agreement.

Vote Required

Adoption of the merger agreement requires an approval by holders of a majority of the issued and outstanding shares of MONY common stock entitled to vote thereon. Every vote is important. A failure to vote, or an abstention from voting, will have the same effect as a vote against adoption of the merger agreement.

HOW TO VOTE

1.	By Proxy: Sign, date and promptly mail the enclosed proxy in the postage-paid envelope provided;

2.	By Internet: Please follow the simple instructions on your enclosed proxy or voting instruction form; or

3.	By Phone: Please follow the simple instructions on your enclosed proxy or voting instruction form.

You may also attend the Special Meeting and vote in person.

PLEASE VOTE TODAY

Important Legal Information

MONY has filed a revised definitive proxy statement and MONY intends to file other documents regarding the proposed acquisition of MONY by AXA Financial with the Securities and Exchange Commission (the “SEC”). Before making any voting or investment decisions, investors and security holders of MONY are urged to read the revised proxy statement regarding the acquisition, carefully in its entirety, because it contains important information about the proposed transaction. A revised definitive proxy statement has been sent to the stockholders of MONY seeking their approval of the transaction. Investors and security holders may obtain free copies of the revised definitive proxy statement, and other documents filed with, or furnished to, the SEC by AXA Financial and MONY at the SEC’s website at www.sec.gov. The revised definitive proxy statement and other documents may also be obtained for free from MONY and AXA Financial by writing to Shareholder Services, MONY, 1740 Broadway, New York, NY 10019; Attn. John MacLane (jmaclane@mony.com), or to AXA Financial, 1290 Avenue of the Americas, New York, NY 10104, Attn. Robert Walsh (Robert.Walsh@axa-financial.com).

ATTENTION: MONY STOCKHOLDERS

YOUR VOTE IS REQUESTED. WE APPRECIATE YOUR SUPPORT

Our records indicate that you previously voted “FOR” the AXA Financial merger proposal. Thank you for your support. As you know, MONY’s special meeting has been rescheduled for May 18, 2004. To ensure that we have your latest dated proxy, we ask that you return the enclosed proxy promptly. Once you have completed, signed and returned the enclosed proxy, you need not vote again. Remember:

•	Your stock is a valuable asset. (Note: If you do not have a certificate for your shares, they are being held for your benefit by MONY’s transfer agent).

•	You will receive cash (merger consideration plus dividends) totaling approximately $31.33 to $31.35 per share for your stock, if the merger receives sufficient votes and is completed.

TO RECEIVE YOUR CASH PAYMENT

•	You should approve the merger by voting your proxy “FOR” (and the merger must be completed).

•	Your vote is important regardless of the number of shares you own.

CAPTURE THE VALUE OF YOUR MONY STOCK—

SIGN, DATE AND MAIL YOUR PROXY TODAY

NEED HELP?

If you need information with respect to your MONY stock ownership, have questions about the merger, or need assistance in voting your shares, you should contact D. F. King & Co., Inc., which is assisting us, Toll-Free at 1-800-488-8075.

D004

WHAT YOU SHOULD KNOW ABOUT MONY’S AMENDED MERGER AGREEMENT AND MAY 18 STOCKHOLDER MEETING

The MONY Group Inc. and AXA Financial, Inc. amended their merger agreement and MONY has scheduled a special meeting of stockholders on May 18, 2004 to approve the agreement. The accompanying proxy statement provides a full explanation, so please give it your careful attention.

Proposed Acquisition

•	Stockholder Vote. You are being asked to vote to approve an amended merger agreement pursuant to which MONY will be acquired by AXA Financial.

•	Increased Cash Payment. You will now receive cash payments (merger consideration and dividends) totaling approximately $31.33 to $31.35 for each of your MONY shares if the merger agreement is approved and consummated.

Board Recommendation

MONY’s Board of Directors, by unanimous vote and after careful consideration, recommends that MONY stockholders vote “FOR” the merger agreement.

Vote Required

Adoption of the merger agreement requires an approval by holders of a majority of the issued and outstanding shares of MONY common stock entitled to vote thereon. Every vote is important. A failure to vote, or an abstention from voting, will have the same effect as a vote against adoption of the merger agreement.

HOW TO VOTE

1.	By Proxy: Sign, date and promptly mail the enclosed proxy in the postage-paid envelope provided;

2.	By Internet: Please follow the simple instructions on your enclosed proxy or voting instruction form; or

3.	By Phone: Please follow the simple instructions on your enclosed proxy or voting instruction form.

You	may also attend the Special Meeting and vote in person.

PLEASE VOTE TODAY

Important Legal Information

MONY has filed a revised definitive proxy statement and MONY intends to file other documents regarding the proposed acquisition of MONY by AXA Financial with the Securities and Exchange Commission (the “SEC”). Before making any voting or investment decisions, investors and security holders of MONY are urged to read the revised proxy statement regarding the acquisition, carefully in its entirety, because it contains important information about the proposed transaction. A revised definitive proxy statement has been sent to the stockholders of MONY seeking their approval of the transaction. Investors and security holders may obtain free copies of the revised definitive proxy statement, and other documents filed with, or furnished to, the SEC by AXA Financial and MONY at the SEC’s website at www.sec.gov. The revised definitive proxy statement and other documents may also be obtained for free from MONY and AXA Financial by writing to Shareholder Services, MONY, 1740 Broadway, New York, NY 10019; Attn. John MacLane (jmaclane@mony.com), or to AXA Financial, 1290 Avenue of the Americas, New York, NY 10104, Attn. Robert Walsh (Robert.Walsh@axa-financial.com).

ATTENTION: MONY POLICYHOLDERS/STOCKHOLDERS

YOUR VOTE IS REQUESTED

Our records indicate that you previously voted in connection with MONY’s proposed merger with AXA Financial. The merger agreement has been amended in several important respects, including an increase in the value of the proposal to you. We respectfully request that you carefully consider the amended merger agreement and vote “FOR” adoption of the merger. As you know, MONY’s special meeting has been rescheduled for May 18, 2004 and we ask that you return the enclosed proxy promptly. Remember:

•	You are both a policyholder and a stockholder of MONY, according to our records.

•	Your stock is a valuable asset. (Note: If you do not have a certificate for your shares, they are being held for your benefit by MONY’s transfer agent).

•	You will receive cash (merger consideration plus dividends) totaling approximately $31.33 to $31.35 per share for your stock, if the merger receives sufficient votes and is completed.

•	The merger and cash payment to you for your stock will not affect your insurance policy, and is likely to result in an upgrade of MONY’s financial strength ratings.

TO RECEIVE YOUR CASH PAYMENT

•	You should approve the merger by voting your proxy “FOR” (and the merger must be completed).

•	Your vote is important regardless of the number of shares you own.

CAPTURE THE VALUE OF YOUR MONY STOCK—

SIGN, DATE AND MAIL YOUR PROXY TODAY

NEED HELP?

If you need information with respect to your MONY stock ownership, have questions about the merger, or need assistance in voting your shares, you should contact D. F. King & Co., Inc., which is assisting us, Toll-Free at 1-800-488-8075.

E005

WHAT YOU SHOULD KNOW ABOUT MONY’S AMENDED MERGER AGREEMENT AND MAY 18 STOCKHOLDER MEETING

The MONY Group Inc. and AXA Financial, Inc. amended their merger agreement and MONY has scheduled a special meeting of stockholders on May 18, 2004 to approve the agreement. The accompanying proxy statement provides a full explanation, so please give it your careful attention.

Proposed Acquisition

•	Stockholder Vote. You are being asked to vote to approve an amended merger agreement pursuant to which MONY will be acquired by AXA Financial.

•	Increased Cash Payment. You will now receive cash payments (merger consideration and dividends) totaling approximately $31.33 to $31.35 for each of your MONY shares if the merger agreement is approved and consummated.

Board Recommendation

MONY’s Board of Directors, by unanimous vote and after careful consideration, recommends that MONY stockholders vote “FOR” the merger agreement.

Vote Required

Adoption of the merger agreement requires an approval by holders of a majority of the issued and outstanding shares of MONY common stock entitled to vote thereon. Every vote is important. A failure to vote, or an abstention from voting, will have the same effect as a vote against adoption of the merger agreement.

HOW TO VOTE

1.	By Proxy: Sign, date and promptly mail the enclosed proxy in the postage-paid envelope provided;

2.	By Internet: Please follow the simple instructions on your enclosed proxy or voting instruction form; or

3.	By Phone: Please follow the simple instructions on your enclosed proxy or voting instruction form.

You	may also attend the Special Meeting and vote in person.

PLEASE VOTE TODAY

Important Legal Information

MONY has filed a revised definitive proxy statement and MONY intends to file other documents regarding the proposed acquisition of MONY by AXA Financial with the Securities and Exchange Commission (the “SEC”). Before making any voting or investment decisions, investors and security holders of MONY are urged to read the revised proxy statement regarding the acquisition, carefully in its entirety, because it contains important information about the proposed transaction. A revised definitive proxy statement has been sent to the stockholders of MONY seeking their approval of the transaction. Investors and security holders may obtain free copies of the revised definitive proxy statement, and other documents filed with, or furnished to, the SEC by AXA Financial and MONY at the SEC’s website at www.sec.gov. The revised definitive proxy statement and other documents may also be obtained for free from MONY and AXA Financial by writing to Shareholder Services, MONY, 1740 Broadway, New York, NY 10019; Attn. John MacLane (jmaclane@mony.com), or to AXA Financial, 1290 Avenue of the Americas, New York, NY 10104, Attn. Robert Walsh (Robert.Walsh@axa-financial.com).

ATTENTION: MONY STOCKHOLDERS

YOUR VOTE IS REQUESTED

Our records indicate that you previously voted in connection with MONY’s proposed merger with AXA Financial. The merger agreement has been amended in several important respects, including an increase in the value of the proposal to you. We respectfully request that you carefully consider the amended merger agreement and vote “FOR” adoption of the merger. As you know, MONY’s special meeting has been rescheduled for May 18, 2004 and we ask that you return the enclosed proxy promptly. Remember:

•	Your stock is a valuable asset. (Note: If you do not have a certificate for your shares, they are being held for your benefit by MONY’s transfer agent).

•	You will receive cash (merger consideration plus dividends) totaling approximately $31.33 to $31.35 per share for your stock, if the merger receives sufficient votes and is completed.

TO RECEIVE YOUR CASH PAYMENT

•	You should approve the merger by voting your proxy “FOR” (and the merger must be completed).

•	Your vote is important regardless of the number of shares you own.

CAPTURE THE VALUE OF YOUR MONY STOCK—

SIGN, DATE AND MAIL YOUR PROXY TODAY

NEED HELP?

If you need information with respect to your MONY stock ownership, or if you have questions about the merger, including assistance in voting your shares, you should contact D. F. King & Co., Inc., which is assisting us, Toll-Free at 1-800-488-8075.

F006

WHAT YOU SHOULD KNOW ABOUT MONY’S AMENDED MERGER AGREEMENT AND MAY 18 STOCKHOLDER MEETING

The MONY Group Inc. and AXA Financial, Inc. amended their merger agreement and MONY has scheduled a special meeting of stockholders on May 18, 2004 to approve the agreement. The accompanying proxy statement provides a full explanation, so please give it your careful attention.

Proposed Acquisition

•	Stockholder Vote. You are being asked to vote to approve an amended merger agreement pursuant to which MONY will be acquired by AXA Financial.

•	Increased Cash Payment. You will now receive cash payments (merger consideration and dividends) totaling approximately $31.33 to $31.35 for each of your MONY shares if the merger agreement is approved and consummated.

Board Recommendation

MONY’s Board of Directors, by unanimous vote and after careful consideration, recommends that MONY stockholders vote “FOR” the merger agreement.

Vote Required

Adoption of the merger agreement requires an approval by holders of a majority of the issued and outstanding shares of MONY common stock entitled to vote thereon. Every vote is important. A failure to vote, or an abstention from voting, will have the same effect as a vote against adoption of the merger agreement.

HOW TO VOTE

1.	By Proxy: Sign, date and promptly mail the enclosed proxy in the postage-paid envelope provided;

2.	By Internet: Please follow the simple instructions on your enclosed proxy or voting instruction form; or

3.	By Phone: Please follow the simple instructions on your enclosed proxy or voting instruction form.

You	may also attend the Special Meeting and vote in person.

PLEASE VOTE TODAY

Important Legal Information

MONY has filed a revised definitive proxy statement and MONY intends to file other documents regarding the proposed acquisition of MONY by AXA Financial with the Securities and Exchange Commission (the “SEC”). Before making any voting or investment decisions, investors and security holders of MONY are urged to read the revised proxy statement regarding the acquisition, carefully in its entirety, because it contains important information about the proposed transaction. A revised definitive proxy statement has been sent to the stockholders of MONY seeking their approval of the transaction. Investors and security holders may obtain free copies of the revised definitive proxy statement, and other documents filed with, or furnished to, the SEC by AXA Financial and MONY at the SEC’s website at www.sec.gov. The revised definitive proxy statement and other documents may also be obtained for free from MONY and AXA Financial by writing to Shareholder Services, MONY, 1740 Broadway, New York, NY 10019; Attn. John MacLane (jmaclane@mony.com), or to AXA Financial, 1290 Avenue of the Americas, New York, NY 10104, Attn. Robert Walsh (Robert.Walsh@axa-financial.com).

ATTENTION: MONY STOCKHOLDERS

YOUR VOTE IS REQUESTED

As you may know, MONY’s proposed merger agreement with AXA Financial has been amended in several important respects, including an increase in the value of the proposal to you. MONY’s special meeting has been rescheduled for May 18, 2004, and we respectfully request that you carefully consider the enclosed proxy materials and sign, date and mail your proxy promptly. Please understand that if you do not vote your proxy, you are effectively voting against the merger agreement and your right to receive cash for your shares. Remember:

•	Your stock is a valuable asset.

•	You will receive cash (merger consideration plus dividends) totaling approximately $31.33 to $31.35 per share for your stock, if the merger receives sufficient votes and is completed.

TO RECEIVE YOUR CASH PAYMENT

•	You should approve the merger by voting your proxy “FOR” (and the merger must be completed).

•	Your vote is important regardless of the number of shares you own.

CAPTURE THE VALUE OF YOUR MONY STOCK—

SIGN, DATE AND MAIL YOUR PROXY TODAY

NEED HELP?

If you need information with respect to your MONY stock ownership, have questions about the merger, or need assistance in voting your shares, you should contact D. F. King & Co., Inc., which is assisting us, Toll-Free at 1-800-488-8075.

G007

WHAT YOU SHOULD KNOW ABOUT MONY’S AMENDED MERGER AGREEMENT AND MAY 18 STOCKHOLDER MEETING

The MONY Group Inc. and AXA Financial, Inc. amended their merger agreement and MONY has scheduled a special meeting of stockholders on May 18, 2004 to approve the agreement. The accompanying proxy statement provides a full explanation, so please give it your careful attention.

Proposed Acquisition

•	Stockholder Vote. You are being asked to vote to approve an amended merger agreement pursuant to which MONY will be acquired by AXA Financial.

•	Increased Cash Payment. You will now receive cash payments (merger consideration and dividends) totaling approximately $31.33 to $31.35 for each of your MONY shares if the merger agreement is approved and consummated.

Board Recommendation

MONY’s Board of Directors, by unanimous vote and after careful consideration, recommends that MONY stockholders vote “FOR” the merger agreement.

Vote Required

Adoption of the merger agreement requires an approval by holders of a majority of the issued and outstanding shares of MONY common stock entitled to vote thereon. Every vote is important. A failure to vote, or an abstention from voting, will have the same effect as a vote against adoption of the merger agreement.

HOW TO VOTE

1.	By Proxy: Sign, date and promptly mail the enclosed proxy in the postage-paid envelope provided;

2.	By Internet: Please follow the simple instructions on your enclosed proxy or voting instruction form; or

3.	By Phone: Please follow the simple instructions on your enclosed proxy or voting instruction form.

You may also attend the Special Meeting and vote in person.

PLEASE VOTE TODAY

Important Legal Information

MONY has filed a revised definitive proxy statement and MONY intends to file other documents regarding the proposed acquisition of MONY by AXA Financial with the Securities and Exchange Commission (the “SEC”). Before making any voting or investment decisions, investors and security holders of MONY are urged to read the revised proxy statement regarding the acquisition, carefully in its entirety, because it contains important information about the proposed transaction. A revised definitive proxy statement has been sent to the stockholders of MONY seeking their approval of the transaction. Investors and security holders may obtain free copies of the revised definitive proxy statement, and other documents filed with, or furnished to, the SEC by AXA Financial and MONY at the SEC’s website at www.sec.gov. The revised definitive proxy statement and other documents may also be obtained for free from MONY and AXA Financial by writing to Shareholder Services, MONY, 1740 Broadway, New York, NY 10019; Attn. John MacLane (jmaclane@mony.com), or to AXA Financial, 1290 Avenue of the Americas, New York, NY 10104, Attn. Robert Walsh (Robert.Walsh@axa-financial.com).